EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Statement is being jointly filed, and all amendments thereto will be jointly filed, by Warburg Pincus Partners II (Cayman), L.P., as the main and designated filer, on behalf of each of the persons and entities named below that is named as a reporting person in such filing. Each of the undersigned is responsible for the timely filing of this Statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 15, 2023

WPGG 14 Investment Ltd. IV

By:	/s/ David Sreter
Name:	David Sreter
Title:	Director

Warburg Pincus (Callisto) Global Growth 14 (Cayman), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus (Europa) Global Growth 14 (Cayman), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus Global Growth 14-B (Cayman), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus Global Growth 14-E (Cayman), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus Global Growth 14 Partners (Cayman), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WP Global Growth 14 Partners (Cayman), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus (Cayman) Global Growth 14 GP, L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus (Cayman) Global Growth 14 GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus Partners II (Cayman), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

Warburg Pincus (Bermuda) Private Equity GP Ltd.

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory